UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): August 4, 2023

Centrus Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.10 per share	LEU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CFO Retirement

On August 4, 2023, Philip O. Strawbridge, Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer of Centrus Energy Corp. (the “Company”), provided notice of his decision to retire from the Company effective December 31, 2023. Mr. Strawbridge will continue in his role as Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer through August 31, 2023, after which he will serve as a special advisor to the Chief Executive Officer and the Board of Directors of the Company (the “Board”) to assist with the transition until his retirement from the Company on December 31, 2023.

New CFO Appointment

On August 4, 2023, the Board unanimously appointed Kevin J. Harrill, 46, to succeed Mr. Strawbridge as the Company’s Senior Vice President, Chief Financial Officer, and Treasurer, effective August 31, 2023. Mr. Harrill’s promotion is part of the Company’s normal, enterprise-wide succession planning process. Mr. Harrill has served as Chief Accounting Officer and Controller of the Company since November 2021. Prior to joining the Company, Mr. Harrill held positions of increasing responsibility at Blackboard, Inc., from 2015 to 2021, including Vice President, Chief Accounting Officer and Controller. He has two decades of finance and accounting leadership experience across a range of public companies, including Computer Sciences Corporation, Harris Corporation, and Science Applications International Corporation.

As Senior Vice President, Chief Financial Officer, and Treasurer, Mr. Harrill will receive an annual base salary of $300,000 and will be eligible to receive an annual non-equity incentive plan award with a target award of 80% of his base salary, pro-rated for 2023. Mr. Harrill will participate in the Company’s long term incentive plan and receive annual equity compensation awards as determined by the Compensation, Nominating and Governance Committee of the Board. For more information regarding the Company’s annual bonus and equity incentive programs, see the Company’s Definitive Proxy Statement for the 2023 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on May 1, 2023.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	August 7, 2023	By:	/s/ Philip O. Strawbridge
Philip O. Strawbridge
Senior Vice President, Chief Financial Officer,
Chief Administrative Officer and Treasurer